EXHIBIT 10.1

TWENTY-SIXTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT

This TWENTY-SIXTH AMENDMENT TO AMENDED AND RESTATED SENIOR

SECURED CREDIT AGREEMENT (this “Amendment”) is dated as of May 21, 2026, by and among CL MEDIA HOLDINGS LLC, a Delaware limited liability company (“Borrower”), BRIGHT MOUNTAIN MEDIA, INC., a Florida corporation (“Parent”), BRIGHT MOUNTAIN, LLC, a Florida limited liability company (“BM LLC”), MEDIAHOUSE, INC., a Florida corporation (“Media House”), DEEP FOCUS AGENCY LLC (f/k/a Big-Village Agency LLC), a Florida limited liability company (“DFA”), BV INSIGHTS LLC, a Florida limited liability company (“BVI” and, collectively with BM LLC, Media House and DFA, the “Guarantors”), the Lenders party hereto, and CENTRE LANE PARTNERS MASTER CREDIT FUND II, L.P., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) and is made with reference to the Credit Agreement referred to below.

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, Parent, the Guarantors, the Lenders from time to time party thereto, Administrative Agent and Collateral Agent are parties to that certain Amended and Restated Senior Secured Credit Agreement, dated June 5, 2020 (as amended prior to the date hereof and as the same may be further amended, amended and restated, supplemented, or otherwise modified or replaced, the “Credit Agreement”), pursuant to which the Lenders made certain loans and other financial accommodations to the Borrower;

WHEREAS, the Loan Parties (as defined in the Credit Agreement) may have (i) failed to prepay the Loans (as defined in the Credit Agreement) with the amounts released under the Ladenburg Supersedes Bond (as defined in the Credit Agreement) or the Ladenburg Supersedes Bond General Indemnity Agreement (as defined in the Credit Agreement) within the timeframe required under Section 2.03(b)(i) of the Credit Agreement (the “Ladenburg Potential Violation”), which, if it occurred, may constitute an Event of Default (as defined in the Credit Agreement) under Section 8.01(a) of the Credit Agreement (the “Ladenburg Potential Event of Default”) and

(ii) failed to pay all accrued and unpaid principal and interest on the principal amounts of the Twenty-First Amendment Term Loans on the Twenty-First Amendment Term Loan Maturity Date (as defined in the Credit Agreement) as required under Section 2.04(d) of the Credit Agreement (the “Maturity Date Potential Violation” and, together with the Ladenburg Violation, collectively, the “Specified Potential Violations” and each, a “Specified Potential Violation”), which, if it occurred, may constitute an Event of Default (the “Maturity Date Potential Event of Default” and, together with the Ladenburg Potential Event of Default and any other Default or Event of Default arising solely out of any Specified Potential Violation, collectively, the “Specified Potential Events of Default” and each, a “Specified Potential Event of Default”) under Section 8.01(a) of the Credit Agreement;

WHEREAS, Borrower has requested that (i) the Administrative Agent and the Lenders waive any Specified Potential Events of Default that may have arisen in connection with the Specified Potential Violations and (ii) certain amendments be made to the Credit Agreement; and

WHEREAS, the Lenders party hereto, which constitute the Required Lenders, the Administrative Agent and the Collateral Agent are willing to (i) waive any Specified Potential Events of Default that may have arisen in connection with the Specified Potential Violations and

(ii) make the requested amendments to the Credit Agreement, in each case, pursuant to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement, after giving effect to this Amendment (the “Amended Credit Agreement”).

SECTION 2. Amendments. As of the Twenty-Sixth Amendment Execution Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)
Section 1.01 of the Credit Agreement is hereby amended to insert the following defined terms in their entirety in the appropriate alphabetical order, as follows:

“Twenty-Sixth Amendment Effective Date” means May 21, 2026.

“Twenty-Sixth Amendment Prepayment” means the prepayment of Twenty-First Amendment Term Loans on or prior to the Twenty-Sixth Amendment Effective Date in an aggregate amount equal to 100% of all amounts released under the Ladenburg Supersedes Bond or the Ladenburg Supersedes Bond General Indemnity Agreement on or prior to the Twenty-Sixth Amendment Effective Date pursuant to Section 2.03(b)(i).

(b)
Section 1.01 of the Credit Agreement is hereby amended to amend and restate the definition of “Twenty-First Amendment Term Loan Maturity Date” in its entirety as follows:

“Twenty-First Amendment Term Loan Maturity Date” means the Third Out Maturity Date.

(c)
Section 2.01(x) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(x) All the outstanding principal amount (after giving effect to capitalized PIK Interest) of the Twenty-First Amendment Term Loans, together with all accrued and unpaid interest thereon (including any accrued but uncapitalized PIK Interest), and any fees and other amounts payable hereunder (including, but not limited to, the Make-Whole Amount), shall be due and payable on the earlier of (x) the Twenty-First Amendment Term Loan Maturity Date and (y) the date of the acceleration of the Loans pursuant to Section 8.02 (provided, that the Make-Whole Amount payable in connection with the Twenty-Sixth Amendment Prepayment shall be paid-in-kind on the Twenty-Sixth Amendment Effective Date).

(d)
Section 2.03(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(f) Interest. All prepayments under this Section 2.03 shall be accompanied by all accrued interest (including, but not limited to, accrued but uncapitalized PIK Interest) thereon, plus, solely with respect to any prepayment of the Twenty-First Amendment Term Loans, the Make-Whole Amount (provided, that the Make-Whole Amount payable in connection with the Twenty-Sixth Amendment Prepayment shall be paid-in-kind on the Twenty-Sixth Amendment Effective Date).

SECTION 3. Waiver. Without acknowledging that any Specified Potential Violation occurred or that any Specified Potential Event of Default exists, the Lenders hereby waive any Specified Potential Events of Default that may have arisen in connection with any Specified Potential Violation, subject to, and only upon, the satisfaction of, the conditions precedent set forth in Section 4 below. The waiver contained herein is a limited waiver and (v) shall only be relied upon and used for the specific purpose set forth herein, (w) shall not constitute nor be deemed to constitute a waiver, except as otherwise expressly set forth herein, of (i) any Default or Event of Default or (ii) any term or condition of any Loan Document, (x) shall not be deemed to evidence any agreement or willingness of the Administrative Agent or the Lenders to permit, or acquiescence in, future deviations from the terms of the Loan Documents, whether in the same or different context, and (y) shall not constitute a custom or course of dealing among the parties hereto. Nothing herein shall be deemed to be a release of any known or unknown claims which the Administrative Agent or any Lender now has or may have against any Loan Party or their respective former or present partners, stockholders, officers, directors, employees, successors, assignees, affiliates, agents or attorneys of any nature, whether founded in contract, in tort or pursuant to any other theory of liability and whether based on same or similar acts or omissions giving rise to any of the Defaults or Events of Defaults identified above.

SECTION 4. Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date on which all such conditions have been satisfied being referred to herein as the “Twenty-Sixth Amendment Execution Date”):

(a)
Administrative Agent, Collateral Agent, Borrower, Parent, Guarantors and Lenders shall have executed this Amendment, and each such Borrower, Parent, Guarantor and each Lender shall have delivered its executed counterpart to this Amendment to Administrative Agent.
(b)
Administrative Agent shall have received the Twenty-Sixth Amendment Prepayment from Borrower in an amount of not less than $993,947.15.
(c)
Administrative Agent shall have received a certificate attesting to the Solvency of the Loan Parties (taken as a whole) on the Twenty-Sixth Amendment Execution Date from the chief financial officer of the Parent in substantially the form of Exhibit I to the Credit Agreement.
(d)
Administrative Agent shall have received a certificate of a duly authorized officer of the Borrower certifying that:
(i)
(A) immediately prior to giving effect to this Amendment, no Default or Event of Default (other than any Specified Potential Events of Default that may have arisen in connection with any Specified Potential Violation) shall have occurred and be continuing; and (B) immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or would result from the transactions contemplated by this Amendment; and

(ii)
each of the representations and warranties contained or incorporated by reference in Section 9 of this Amendment shall be true and correct in all material respects (or, in the case of any such representation and warranty already qualified by materiality, true and correct in all respects) on and as of the Twenty-Sixth Amendment Execution Date with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (or, in the case of any such representation and warranty already qualified by materiality, true and correct in all respects) on and as of such earlier date).

SECTION 5. Reserved.

SECTION 6. Release.

Effective as of the date of the Twenty-Sixth Amendment Execution Date, the Loan Parties, jointly and severally, agree to release and hereby do release and discharge, the Lenders, their shareholders, agents, servants, employees, directors, officers, attorneys, affiliates, subsidiaries, predecessors, successors and assigns and all persons, firms, corporations, and organizations acting on their behalf (each a “Lender Party”) of and from all damages, losses, claims, demands, liabilities, obligations, actions and causes of action whatsoever that any Loan Party has or claims to have against any Lender Party as of the Twenty-Sixth Amendment Execution Date and whether known or unknown at the time of this release, and of every nature and extent whatsoever on account of or in any way, directly or indirectly, touching, concerning, arising out of or founded upon the loan documents or the lending relationship respecting the obligations between any Loan Party and any Lender Party. Likewise, the Loan Parties waive any defense to payment of the Obligations, other than the defense that a mathematical error occurred in calculating the amount owed by the Loan Parties to the Lenders under the Loan Documents. The Lenders would not agree to enter into this Amendment but for the provisions set forth in this Section 6. The Loan Parties confirm that they have agreed to the provisions of this Section 6 of their own volition, with full knowledge of the extent and effect of the various releases and waivers granted by this paragraph and of the importance to the Lenders of these waivers and releases and after having had the opportunity to discuss this matter with counsel of their own choice.

Each Loan Party expressly acknowledges and agrees that that it currently possesses no claim or defense against the Agents nor the Lenders nor any of their respective designees, affiliates, agents, employees, officers, directors, consultants, successors, assigns, and representatives in connection with the Loan Documents or this Amendment, including, but not limited to, set-off, estoppel, waiver, duress, impracticability, mistake, ambiguity, cancellation of instruments, rescission or excuse of performance.

SECTION 7. Indemnification.

Each Loan Party hereby confirms that the indemnification provisions set forth in Section

10.05 of the Credit Agreement shall apply to this Amendment and to such liabilities, obligations,

losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements (as more fully set forth therein) which may arise herefrom or in connection herewith or otherwise relating to this Amendment, the Amended Credit Agreement or the transactions contemplated hereby or thereby.

SECTION 8. Consent and Reaffirmation of the Loan Parties.

(a)
Each Loan Party hereby acknowledges that it (i) has reviewed the terms and provisions of this Amendment, (ii) consents to the amendments to the Credit Agreement effected pursuant to this Amendment and consents to the terms, conditions and other provisions of this Amendment and the Amended Credit Agreement, and (iii) consents to each of the transactions contemplated hereby and by the Amended Credit Agreement. Each Loan Party hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, each of the Credit Agreement and each Loan Document to which such Loan Party is a party or otherwise bound, and the obligations of such Loan Party contained in the Credit Agreement and each such Loan Document, are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment.
(b)
Without limiting the generality of the foregoing, each Loan Party hereby confirms, ratifies and reaffirms its payment obligations, guarantees, pledges, grants of Liens and security interests and other obligations, as applicable, under and subject to the terms of the Amended Credit Agreement and each of the Loan Documents to which it is a party, and acknowledges and agrees that all such payment obligations, guarantees, pledges, grants of Liens and security interests and other obligations shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment or any of the transactions contemplated hereby.

SECTION 9. Representations and Warranties. In order to induce Administrative Agent and the Lenders to enter into this Amendment, and to amend the Credit Agreement in the manner provided herein, each Loan Party hereby represents and warrants to Administrative Agent and the Lenders that, as of the Twenty-Sixth Amendment Execution Date:

(a)
(i) each Loan Party has the right and power and is duly authorized and empowered to enter into, execute and deliver this Amendment and perform its obligations under this Amendment and the Amended Credit Agreement, (ii) each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment and the performance of the Amended Credit Agreement, and (iii) this Amendment has been duly authorized, executed and delivered by each Loan Party;
(b)
this Amendment constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by (i) applicable solvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ right generally and (ii) applicable equitable principles (whether considered in a proceeding at law or in equity);
(c)
each Loan Party’s execution, delivery and performance of this Amendment and each Loan Party’s performance of the Amended Credit Agreement do not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Liens created under the Loan Documents) under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law, except in the cases of clauses

(b) and (c) above where such conflicts or violations, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect;

(d)
(i) immediately prior to giving effect to this Amendment, no Default or Event of Default (other than any Specified Potential Events of Default that may have arisen in connection with any Specified Potential Violation) has occurred and is continuing; and (ii) immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or would result therefrom; and
(e)
each of the representations and warranties contained in the Amended Credit Agreement and in the Loan Documents is true and correct in all material respects (or, in the case of any such representation and warranty already qualified by materiality, true and correct in all respects) on and as of the Twenty-Sixth Amendment Execution Date with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (or, in the case of any such representation and warranty already qualified by materiality, true and correct in all respects) on and as of such earlier date).

SECTION 10. Reference to and Effect on the Credit Agreement.

(a)
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of any Loan Document, or otherwise affect the rights and remedies of Administrative Agent, Collateral Agent or any Lender thereunder, and shall not alter, modify, amend or in any way affect any of the Obligations or any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the Obligations or any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Loan Document in similar or different circumstances.
(b)
On the Twenty-Sixth Amendment Execution Date, the Credit Agreement shall be amended as provided herein. The parties hereto acknowledge and agree that: (i) this Amendment and any other document or instrument executed and delivered in connection herewith do not constitute a novation or termination of the Obligations as in effect prior to the Twenty-Sixth Amendment Execution Date; (ii) the Obligations are in all respects continuing with only the terms thereof being modified to the extent provided in this Amendment; and (iii) the guarantees and the Liens and security interests as granted or purported to be granted under or pursuant to the Credit Agreement and the Loan Documents securing payment of the Obligations are in all such respects continuing in full force and effect and secure the payment of the Obligations as provided therein.
(c)
This Amendment shall constitute a “Loan Document” for all purposes under the Amended Credit Agreement and the Loan Documents.

SECTION 11. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 12. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all of which counterparts together shall constitute but one agreement. Delivery by facsimile or electronic transmission of a portable document file (also known as a .pdf file) of an executed counterpart signature page shall be effective as a manually executed counterpart signature hereof.

SECTION 13. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Lenders, the parties hereto and their respective successors and assigns.

SECTION 14. Governing Law; Miscellaneous. This Amendment, and the rights and obligations of the parties under this Amendment, shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. The provisions of Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, and shall apply with like effect to this Amendment as if fully set forth herein.

SECTION 15. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:

CL MEDIA HOLDINGS LLC

By: /s/ Matthew Drinkwater

Matthew Drinkwater

Chief Executive Officer

PARENT: BRIGHT MOUNTAIN MEDIA, INC.

By: /s/ Matthew Drinkwater Matthew Drinkwater

Chief Executive Officer

GUARANTORS: BRIGHT MOUNTAIN, LLC MEDIAHOUSE, INC.

DEEP FOCUS AGENCY LLC BV INSIGHTS LLC

By: /s/ Matthew Drinkwater Matthew Drinkwater

Chief Executive Officer

ADMINISTRATIVE AGENT & COLLATERAL AGENT:

CENTRE LANE PARTNERS MASTER CREDIT FUND II, L.P.,

as Administrative Agent and Collateral Agent

By: /s/ Upacala Mapatuna

Upacala Mapatuna Managing Director

LENDERS: CENTRE LANE PARTNERS MASTER CREDIT FUND II, L.P.

By: /s/ Upacala Mapatuna

Upacala Mapatuna Managing Director

CENTRE LANE PARTNERS MASTER CREDIT FUND II-A, L.P.

By: /s/ Upacala Mapatuna

Upacala Mapatuna Managing Director

CENTRE LANE CREDIT PARTNERS II-B, LP

By: /s/ Upacala Mapatuna

Upacala Mapatuna Managing Director

BV AGENCY, LLC

By: /s/ Upacala Mapatuna

Upacala Mapatuna Authorized Signatory